VISION INTERNATIONAL EQUITY FUND
Class A Shares
Class B Shares
(A portfolio of VISION Group of Funds)
Supplement to the Combined Class A and B Shares Prospectus dated August 31, 2001


     Please delete the second sentence in the sixth paragraph on page 57 of the Combined Class A Shares and Class B Shares Prospectus, which reads, "The Global Equity Committee is co-chaired by Richard Carr, Managing Director, who has more than 34 years experience in the investment industry, and Jeff Diermeier, Managing Director, who has more than 24 years experience in the investment industry."



                                                                  March 31, 2002





Cusip 92830F679
Cusip 92830F661
27288 (3/02)                                                            522545